UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2011

BERRY PLASTICS CORPORATION (Exact name of Registrant as specified in its charter)
Delaware (State of Incorporation)	033-75706-01 (Commission File Number)	35-1814673 (I.R.S. Employer Identification No.)
101 Oakley Street Evansville, Indiana (Address of principal executive offices)	47710 (Zip Code)
(812) 424-2904 (Registrant’s telephone number, including area code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

On October 4, 2012, Mr. David B. Heller was appointed as a director of Berry Plastics Group, Inc. (“Parent”), the parent company of the Registrant.  In accordance with the Parent’s non-employee director compensation policy, Mr. Heller will receive compensation of $85,000 per year plus $10,000 as chairman of the Audit Committee.  In addition, Mr. Heller will be granted a vested option to purchase 15,500 shares of common stock of Parent with an exercise price equal to the fair market value of such stock as the date of such grant.

Item 9.01              Financial Statements and Exhibits.

(d)                           Exhibits

Exhibit No.	Description
99.1	Press Release issued by Berry Plastics Group, Inc., dated as of October 4, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            BERRY PLASTICS CORPORATION

Date:  October 9, 2012                                                   By:    /s/ Jeffrey D. Thompson

Name:   Jeffrey D. Thompson

Title:     Executive Vice President and Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Berry Plastics Group, Inc., dated as of October 4, 2012.